UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K/A

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2005

SBS Technologies, Inc.
(Exact name of registrant as specified in charter)

New Mexico (State or other jurisdiction of incorporation)	1-10981 (Commission File Number)	85-0359415 (I.R.S. Employer Identification No.)

7401 Snaproll NE
Albuquerque, New Mexico 87109
(Address of principal executive offices) (Zip code)

(505) 875-0600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 18, 2005, SBS Technologies, Inc. issued a press release reporting its results for the first quarter of fiscal year 2006 ended September 30, 2005. The press release was furnished as Exhibit 99.1 on Form 8-K on October 18, 2005.

On October 25, 2005, management discovered that the previously reported financial results for the first quarter of fiscal year 2006 ended September 30, 2005 were incorrect. As a result, a correction has been made to appropriately reflect the financial results for the quarter.

The correction had no impact on the following:

  previously reported net loss per share - assuming dilution of ($0.03) remains unchanged.

However, certain previously reported balances as of and for the quarter ended September 30, 2005 were impacted by the correction as follows:

  sales were lowered by $223,000 or 0.6% from $34.4 million to $34.1 million;
  cost of products sold was reduced by $55,000;
  gross profit was reduced by $168,000, decreasing gross profit as a percentage of sales by 0.3% from 41.9% to 41.6%;
  operating loss and loss before income taxes were increased by $168,000;
  income tax benefit was increased by $59,000;
  net loss increased by $109,000, from a net loss of ($430,000) to a net loss of ($539,000);
  accounts receivable was lowered by $223,000;
  inventory increased by $55,000;
  income taxes payable was reduced by $59,000;
  retained earnings was lowered by $109,000; and
  backlog increased by $223,000 to $50.4 million as of September 30, 2005.

A copy of the corrected financial information updating the Company's previously announced financial results included in its earnings press release issued on October 18, 2005 is being furnished as Exhibit 99.1 to this Form 8-K/A. The original press release issued on October 18, 2005 is not being reissued to reflect these changes.

The information in this Current Report on Form 8-K/A and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1 *	Corrected financial information updating the Company's previously announced financial results included in its earnings press release dated October 18, 2005.

* Provided in PDF format as a courtesy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS TECHNOLOGIES, INC.

	By:	/S/ James E. Dixon Jr.
James E. Dixon, Jr.
Executive Vice President, Chief Financial Officer, and Treasurer

Dated: October 31, 2005

EXHIBIT INDEX
Exhibit Number	Description

99.1 *	Corrected financial information updating the Company's previously announced financial results included in its earnings press release dated October 18, 2005.

* Also provided in PDF format as a courtesy